Exhibit 10.20(a) CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. FIRST AMENDMENT TO FACILITY LOAN ORIGINATION AGREEMENT THIS FIRST AMENDMENT TO FACILITY LOAN ORIGINATION AGREEMENT (this “Amendment”) is made as of November 8, 2021 (the “Amendment Effective Date”) by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and Synovus Bank, a Georgia state-chartered bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Origination Agreement (as defined herein). WITNESSETH: WHEREAS, Lender and Servicer have previously entered into that certain Facility Loan Origination Agreement dated as of May 27, 2020 (the “Origination Agreement”); WHEREAS, Lender and Servicer desire to amend the Origination Agreement as set forth herein; NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows: 1. In the event that Lender or Servicer terminates the Origination Agreement pursuant to and in accordance with the terms of the Origination Agreement as amended herein, the terms of Section [*****] of the Origination Agreement [*****] shall be terminated, revoked and no longer of any force and effect upon the effective date of such termination; provided, however, at no time shall Lender or any of its Affiliates use the identities of Program Merchants or Sponsors, any Program Merchant or Sponsor lists or the origination volume or other loan performance data related to Program Merchants or Sponsors (collectively, “Merchant/Sponsor Information) for the purposes of Lender’s or its Affiliates’ development, launch, management or operation of a point-of-sale consumer finance program, and at no time shall Lender or its Affiliates share any Merchant/Sponsor Information with any third party that is conducting a point-of-sale consumer finance program (or any Affiliate, employee, contractor, agent or other representative of any such third party). 2. The first sentence of Section 6.06 of the Origination Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof: “[*****].”

In addition, the Parties agree notwithstanding any definition of [*****] in the Origination Agreement, that [*****]. 3. Except as expressly amended hereby, the Origination Agreement shall remain in full force and effect. 4. This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written. SERVICER: GREENSKY, LLC By: /s/ Timothy D. Kaliban (Signature) Name: Timothy D. Kaliban (Print Name) Title: President LENDER: SYNOVUS BANK By: /s/ Allan E. Kamensky (Signature) Name: Allan E. Kamensky (Print Name) Title: General Counsel